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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number      811-10529

The Investment House Funds

(Exact name of registrant as specified in charter)

11150 Santa Monica Boulevard, Suite 850 Los Angeles, California	90025
(Address of principal executive offices)	(Zip code)

Timothy J. Wahl
The Investment House LLC
 11150 Santa Monica Boulevard, Suite 350  Los Angeles, California 90025

(Name and address of agent for service)

Registrant's telephone number, including area code:  (310) 268-2605

Date of fiscal year end:         July 31, 2013

Date of reporting period:       July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Investment House Growth Fund Annual Report July 31, 2013

The Investment House Growth Fund
Letter to Shareholders
July 31, 2013

We closed out our twelfth fiscal year on July 31, 2013, and I would like to thank you for joining us as shareholders of The Investment House Growth Fund (the “Fund”). All of us at The Investment House, LLC continue to share a common goal: to help our clients realize their financial goals through the long-term compounding of capital.

For the fiscal year ended July 31, 2013, the Fund’s total return was 21.69% versus 25.00% for the S&P 500 Index (the “S&P 500”). Since the Fund’s inception on December 28, 2001, the Fund has had a cumulative total return through July 31, 2013 of 103.34% versus 82.98% for the S&P 500.

Our largest sector concentrations continue to be in Information Technology (58.2% vs. 17.6% for the S&P 500) and Health Care (17.3% vs. 13.0%), together comprising 75.5% of the Fund’s holdings at year-end. The balance of our holdings were comprised of 6.5% Industrials; 6.6% Basic Materials; 5.1% Consumer Discretionary; 4.2% Consumer Staples; and 2.1% Energy.

Our 5 largest holdings comprised 27.9% of the portfolio, and were all related in some way to the Information Technology sector. However, it is important to remember that such categorizations we view as somewhat arbitrary, as they stretch across a vast landscape of different kinds of businesses, from 3-D industrial dimensional printing manufacturers (Stratasys); to internet search (Google); to payment processing and auction marketing services (eBay); to a branded lifestyle, entertainment, and productivity enhancer (Apple); to the pre-eminent social networking company (Facebook). In fact, in this age, it is very hard to find a business which does not in some important way directly make use of and benefit from Information Technology, and therefore we regard the 58.2% Information Technology sector membership of our portfolio companies as a far more economically and financially diverse sector than the single name “Information Technology” would suggest.

Nevertheless, we are glad we had the allocation, given our weighting of roughly three times the S&P 500’s Information Technology sector weighting, together with the 17.00% return attributable to our companies versus the 11.16% return made by the sector average this year. Our sector allocation and security selection combined to generate 46.33% of the Fund’s overall returns, or 10.05% for the year. Unfortunately, we were not at all weighted in the Financials sector (0% vs. 16.7% for the S&P 500), which advanced 42.66%. In Health Care, our weighting led the S&P 500 17.3% to 13.0% but the performance of our selected names lagged 26.89% to 35.73% for the Index. In Materials, we had the reverse: our allocation was 6.6 % vs. 3.3% for the S&P 500, and our stocks in that sector were up 31.84% on average vs. 18.61% for the S&P 500. Our 0% allocation to Telecommunications Services (vs. 2.6% for the S&P 500) detracted from our returns slightly, as the sector advanced 5.61% on the year. Likewise, Utilities advanced 8%, and while the S&P 500 has a 3.3% weight in them, we have none. Our Consumer Discretionary weight was 5.1% vs. 12.2% for the S&P 500, with advances of 38.69% and 38.81%, respectively. Our small Energy allocation of 2.1% vs. 10.6% for the S&P 500 returned 44.49% vs. 18.70% for the Index. Overall, the Fund returned 21.69% for the year vs. 25.00% for the S&P 500.

RISK MANAGEMENT AND DIVERSIFICATION

Our attitude toward Risk Management remains the same: we define risk as the chance of permanent capital loss. We attempt to limit this risk by selecting what we believe are the very best companies, and to manage portfolio risk by diversifying our separate company holdings. To the extent that such holdings, though in different companies, remain in or are related to the same sectors on the economy, then such concentrations may add to sector risk. Our largest single holding (AAPL) represented 7.4% of the Fund’s net assets (vs. a 3.7% weight in the S&P 500) and returned -24.31% on the year, thus detracting 2.13% from our overall Fund performance. We remain convinced Apple is an attractive investment at these levels.

PORTFOLIO TURNOVER

We continue to believe that less portfolio activity with the right companies is far superior to more activity with the wrong ones. This policy of enlightened lethargy has resulted in an average annualized “Tax-adjusted Return” of 6.31% per year for the Fund since its inception, versus a pre-tax return of 6.32%. Our inactivity, therefore, has benefited our shareholders by costing us only 1 basis point (one one hundredth of a percentage point) in average annual total return over the course of our twelve years. Of course, we still have just a little way to go to hit zero, but we are mighty close. As a comparison, according to Morningstar, the largest fund in the Large Growth Category, Fidelity’s Contrafund, gave up 2.52% per year in average annual total return due to taxes incurred.

The Fund’s portfolio turnover rate for the fiscal year was 8%. As in the past, we try to invest in companies we believe have strong, profitable, competitive advantages which are growing and sustainable long into the future, such that time is our best friend in owning them. Sometimes we get it wrong, or there is a change in circumstance which requires a change in our positioning. In all cases, however, we are motivated by producing the greatest after-tax growth of capital consistent with our desire to minimize the risk of permanent capital loss.

Performance As of July 31, 2013	1 Year	5 Years	10 Years	Since Inception*
Returns Before Taxes	21.69%	9.68%	7.59%	6.32%
Returns After Taxes on Distributions	21.69%	9.68%	7.59%	6.31%
Returns on Distributions and Sale of Fund Shares	12.28%	7.67%	6.19%	5.14%

*	Initial public offering of shares was December 28, 2001.

The performance above presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an IRA or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

MARKET COMMENTARY

Last year at this time, we noted that the relentless march lower of long term Treasury bond yields had produced a situation in which, rather than supply riskless return for holders, Treasuries were more accurately viewed as instruments which contained “return-less risk.” Furthermore, we noted, with the dividend yields of stocks (at that time, about 2.3%) significantly higher than the 1.5% yield on the 10-year Treasury, the relative valuation of stocks to bonds was very attractive. As we then noted,

“We cannot know when this relation will cease and reverse, or why it will do so, only that, eventually, it will. At that point it may occur to those who sought a riskless return in Treasuries, their efforts brought them more of a return-less risk instead.”

Such was, in fact, the case this past year, with the broad stock market advancing almost 25%, and the Barclay’s 20+ Yr. Treasury Index falling 14.46%, delivering one of the widest stock / bond performance gaps (almost a 40% difference in one year!) in decades. 10-year interest rates rose dramatically, from 1.5% to 2.8% as of the date of this letter, while the S&P 500 rose from roughly 1400 to just over 1650.

Last year we also noted the volatility of the equity market, as measured by the Market Volatility Index (VIX), had declined considerably since the dark days of the 2008-2009 period, signaling, in our view, a return of confidence in our financial system, and in the valuation of asset prices generally.

This past year, that trend continued, as the table below makes clear:

	S&P 500 Return	Standard Deviation
One Year Ended July 31, 2013	25.00%	7.58%
20 Years (Annualized)	8.95%	15.18%

As can be seen, last year’s market return as measured by the S&P 500 not only exceeded the long term average annual return by a factor of 2.79 times, it did so with roughly half the volatility (7.58/15.18) – or bumpiness – along the way, even as interest rates nearly doubled, from 1.5% to 2.8%.

How should these movements affect our thinking about the current environment, if at all?

Much like bond investors last year, we believe the steady, large and increasing returns to stocks during this past year may presage a return to a more historically normal relation of return to volatility. What would this actually look like, if it did occur?

The 15.18% annual volatility of stocks can be translated into a an easy daily metric: it signifies, that over 20 years, on average, two out of every three market days will contain moves of at least 1%. For the Dow Jones Industrial Average, that means roughly 150 Dow points, daily, at current prices. Investors in the past year have been used to seeing more like average moves of 70 points. But here is the rub: if the long term average annual return to stocks is roughly 9% (8.95% above), and each day on average tends to move plus or minus 1%, then the difference between an average year and a year in which we are flat is only 9 average days!

In other words, over a long period of time, normally, there is a tremendous amount of “noise” or backing and filling to stock market returns. We surmise that, as this normal historical volatility inevitably reasserts itself, investors accustomed to unusually predicable, increasing returns may require a period of adjustment, and during that period, may needlessly panic when great companies temporarily trade lower.

We therefore look forward to a re-emergence of “normal” volatility, as it is during these mini-panics that less focused market participants typically make the short term errors which will hopefully allow us to make great long term investments.

As ever, we remain confident the coming year may well produce many opportunities to buy great companies at attractive prices, and to continue to grow our capital for the long term.

Sincerely,	Sincerely,

Timothy J. Wahl	Jed M. Cohen
Portfolio Manager	Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit www.tihfunds.com or call 1-888-456-9518 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Investment House Growth Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Some of the information given in this publication has been produced by unaffiliated third parties and, while it is deemed reliable, the adviser does not guarantee its timeliness, sequence, accuracy, adequacy, or completeness and makes no warranties with respect to results to be obtained from its use.

The Investment House Growth Fund
Performance Information
July 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Investment House Growth Fund and the
S&P 500 Index Since Inception*

Average Annual Total Returns** (for periods ended July 31, 2013)
	1 Year	5 Years	10 Years	Since Inception*
The Investment House Growth Fund (a)	21.69%	9.68%	7.59%	6.32%
S&P 500 Index	25.00%	8.26%	7.64%	5.35%

(a)	The Fund’s expense ratio was 1.79% during the year ended July 31, 2013. The expense ratio in the December 1, 2012 prospectus was 1.86%.

*	Initial public offering of shares was December 28, 2001.

**	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Investment House Growth Fund
Portfolio Information
July 31, 2013 (Unaudited)

Sector Diversification vs. the S&P 500 Index
(% of Total Investments)

Top 10 Holdings

Security Description	% of Net Assets
Apple, Inc.	7.4%
Stratasys Ltd.	6.8%
Google, Inc. - Class A	6.1%
Facebook, Inc. - Class A	4.6%
eBay, Inc.	4.5%
Intuit, Inc.	4.4%
International Business Machines Corporation	4.3%
Trimble Navigation Ltd.	4.2%
Microsoft Corporation	3.4%
Ecolab, Inc.	2.7%

The Investment House Growth Fund
Schedule of Investments
July 31, 2013

Common Stocks — 105.7%	Shares	Value
Consumer Discretionary — 5.4%
Hotels, Restaurants & Leisure — 2.0%
Yum! Brands, Inc.	14,000	$1,020,880

Household Durables — 2.3%
Tupperware Brands Corporation	14,000	1,179,920

Internet & Catalog Retail — 1.1%
Amazon.com, Inc.*	2,000	602,440

Consumer Staples — 4.5%
Beverages — 2.0%
Coca-Cola Company (The)	26,000	1,042,080

Food & Staples Retailing — 1.1%
Costco Wholesale Corporation	5,000	586,450

Household Products — 1.4%
Church & Dwight Company, Inc.	11,000	700,700

Energy — 2.2%
Oil, Gas & Consumable Fuels — 2.2%
Solazyme, Inc.*	100,000	1,127,000

Health Care — 18.2%
Biotechnology — 2.6%
Celgene Corporation*	5,000	734,300
Gilead Sciences, Inc.*	10,000	614,500
		1,348,800
Health Care Equipment & Supplies — 6.7%
Baxter International, Inc.	9,000	657,360
Intuitive Surgical, Inc.*	3,000	1,164,000
Medtronic, Inc.	21,000	1,160,040
Stryker Corporation	7,500	528,450
		3,509,850
Health Care Providers & Services — 4.7%
Henry Schein, Inc.*	12,700	1,318,641
McKesson Corporation	9,000	1,103,940
		2,422,581
Pharmaceuticals — 4.2%
Allergan, Inc.	8,500	774,520
Mylan, Inc.*	30,000	1,006,800

The Investment House Growth Fund
Schedule of Investments (Continued)

Common Stocks — 105.7% (Continued)	Shares	Value
Health Care — 18.2% (Continued)
Pharmaceuticals — 4.2% (Continued)
Roche Holdings AG - ADR	7,000	$429,170
		2,210,490
Industrials — 6.9%
Air Freight & Logistics — 1.1%
FedEx Corporation	5,300	561,800

Commercial Services & Supplies — 1.3%
Stericycle, Inc.*	6,000	695,640

Machinery — 3.5%
Cummins, Inc.	4,500	545,355
Pall Corporation	18,100	1,266,276
		1,811,631
Road & Rail — 1.0%
Norfolk Southern Corporation	7,000	512,120

Information Technology — 61.5%
Communications Equipment — 1.7%
QUALCOMM, Inc.	13,700	884,335

Computers & Peripherals — 16.5%
Apple, Inc.	8,500	3,846,250
EMC Corporation	45,000	1,176,750
Stratasys Ltd.*	40,000	3,546,000
		8,569,000
Electronic Equipment, Instruments & Components — 4.2%
Trimble Navigation Ltd.*	75,600	2,157,624

Internet Software & Services — 15.2%
eBay, Inc.*	45,000	2,326,050
Facebook, Inc. - Class A*	65,000	2,393,950
Google, Inc. - Class A*	3,600	3,195,360
		7,915,360
IT Services — 7.8%
Accenture plc - Class A	17,900	1,321,199
Automatic Data Processing, Inc.	7,000	504,630
International Business Machines Corporation	11,500	2,242,960
		4,068,789
Semiconductors & Semiconductor Equipment — 2.6%
Texas Instruments, Inc.	35,000	1,372,000

The Investment House Growth Fund
Schedule of Investments (Continued)

Common Stocks — 105.7% (Continued)	Shares	Value
Information Technology — 61.5% (Continued)
Software — 13.5%
Adobe Systems, Inc.*	12,000	$567,360
Autodesk, Inc.*	11,000	389,290
Intuit, Inc.	36,000	2,301,120
Microsoft Corporation	55,000	1,750,650
SAP AG - ADR	13,000	947,570
Symantec Corporation	40,000	1,067,200
		7,023,190
Materials — 7.0%
Chemicals — 7.0%
Ecolab, Inc.	15,000	1,382,100
Scotts Miracle-Gro Company (The) - Class A	23,600	1,185,900
Sigma-Aldrich Corporation	12,600	1,052,856
		3,620,856

Total Common Stocks (Cost $30,493,869)		$54,943,536

Money Market Funds — 0.0%(a)	Shares	Value
First American Government Obligations Fund - Class Z, 0.02%(b) (Cost $194)	194	$194

Total Investments at Value(c) — 105.7% (Cost $30,494,063)		$54,943,730

Liabilities in Excess of Other Assets — (5.7%)		(2,966,006)

Net Assets — 100.0%		$51,977,724

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Percentage rounds to less than 0.1%.

(b)	Rate shown is the 7-day effective yield as of July 31, 2013.

(c)	All securities are pledged as collateral for the Fund's bank line of credit (Note 5).

See accompanying notes to financial statements.

The Investment House Growth Fund
Statement of Assets and Liabilities
July 31, 2013

ASSETS
Investments in securities:
At acquisition cost	$30,494,063
At value (Note 2)	$54,943,730
Dividends receivable	26,487
Receivable for capital shares sold	1,433
Total Assets	54,971,650

LIABILITIES
Line of credit payable (Note 5)	2,907,000
Payable for capital shares redeemed	15,086
Accrued investment advisory fees (Note 4)	47,543
Accrued Trustees’ fees (Note 4)	15,000
Other liabilities	9,297
Total Liabilities	2,993,926

NET ASSETS	$51,977,724

Net assets consist of:
Paid-in capital	$27,727,810
Accumulated net investment loss	(117,566)
Accumulated net realized losses from security transactions	(82,187)
Net unrealized appreciation on investments	24,449,667
Net assets	$51,977,724

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,566,296

Net asset value, redemption price and offering price per share (Note 2)	$20.25

See accompanying notes to financial statements.

The Investment House Growth Fund
Statement of Operations
For the Year Ended July 31, 2013

INVESTMENT INCOME
Dividends (Net of foreign tax of $9,389)	$676,145

EXPENSES
Investment advisory fees (Note 4)	647,066
Interest expense and fees (Note 5)	163,820
Trustees’ fees (Note 4)	12,732
Extraordinary expenses for the selection of a new investment adviser (Note 4)	7,363
Total Expenses	830,981

NET INVESTMENT LOSS	(154,836)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	3,502,408
Net change in unrealized appreciation/depreciation on investments	5,627,426
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	9,129,834

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,974,998

See accompanying notes to financial statements.

The Investment House Growth Fund
Statements of Changes in Net Assets

	Year Ended July 31, 2013	Year Ended July 31, 2012
FROM OPERATIONS
Net investment loss	$(154,836)	$(239,589)
Net realized gains from security transactions	3,502,408	41,201
Net change in unrealized appreciation/ depreciation on investments	5,627,426	5,914,695
Net increase in net assets resulting from operations	8,974,998	5,716,307

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,106,674	5,950,170
Payments for shares redeemed	(3,715,202)	(5,997,753)
Net increase (decrease) in net assets from capital share transactions	2,391,472	(47,583)

TOTAL INCREASE IN NET ASSETS	11,366,470	5,668,724

NET ASSETS
Beginning of year	40,611,254	34,942,530
End of year	$51,977,724	$40,611,254

ACCUMULATED NET INVESTMENT LOSS	$(117,566)	$(195,357)

CAPITAL SHARE ACTIVITY
Shares sold	329,718	380,725
Shares redeemed	(203,432)	(386,181)
Net increase (decrease) in shares outstanding	126,286	(5,456)
Shares outstanding, beginning of year	2,440,010	2,445,466
Shares outstanding, end of year	2,566,296	2,440,010

See accompanying notes to financial statements.

The Investment House Growth Fund
Statement of Cash Flows
For the Year Ended July 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$8,974,998
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized gains from security transactions	(3,502,408)
Net change in unrealized appreciation/depreciation on investments	(5,627,426)
Increase in dividends receivable	(12,562)
Proceeds from investment securities litigation settlements	28
Purchase of investment securities	(4,247,257)
Proceeds from sale of investment securities	6,205,941
Decrease in other liabilities	(49,143)
Sale of short-term investments, net	55
Increase in accrued investment advisory fees	12,528
Increase in accrued Trustees' fees	12,732
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,767,486

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in line of credit payable	(4,154,100)
Decrease in receivable for capital shares sold	24
Decrease in payable for capital shares redeemed	(4,882)
Receipt of proceeds for shares sold, net	2,391,472
NET CASH USED IN FINANCING ACTIVITIES	(1,767,486)

NET CHANGE IN CASH	—
Cash, beginning of year	—
Cash, end of year	$—

During the year ended July 31, 2013, interest and fees paid were $172,964.

See accompanying notes to financial statements.

The Investment House Growth Fund
Financial Highlights

Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended
	July 31, 2013		July 31, 2012		July 31, 2011		July 31, 2010		July 31, 2009
Net asset value at beginning of year	$16.64		$14.29		$11.90		$10.65		$12.76

Income (loss) from investment operations:
Net investment loss	(0.06)		(0.10)		(0.08)		(0.06)		(0.03)
Net realized and unrealized gains (losses) on investments	3.67		2.45		2.47		1.31		(2.08)
Total from investment operations	3.61		2.35		2.39		1.25		(2.11)

Net asset value at end of year	$20.25		$16.64		$14.29		$11.90		$10.65

Total return(a)	21.69%		16.45%		20.08%		11.74%		(16.54% )

Net assets at end of year (000’s)	$51,978		$40,611		$34,943		$30,011		$28,727

Ratio of expenses to average net assets	1.79%		1.86%		1.60%		1.59%		1.70%

Ratio of expenses to average net assets excluding borrowing costs	1.44%		1.53%		1.41%		1.41%		1.41%

Ratio of net investment loss to average net assets	(0.33%	)	(0.65%	)	(0.57%	)	(0.50%	)	(0.29% )

Portfolio turnover rate	8%		4%		25%		8%		12%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

The Investment House Growth Fund
Notes to Financial Statements
July 31, 2013

1. Organization

The Investment House Growth Fund (the “Fund”) is a diversified series of The Investment House Funds (the “Trust”), an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001. The public offering of shares of the Fund commenced on December 28, 2001.

The investment objective of the Fund is long term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Equity securities of the Fund generally are valued at their market value, but if market prices are not available or The Investment House LLC, the investment adviser to the Fund (the “Adviser”), believes such prices do not accurately reflect the market value of such securities, securities will be valued by the Adviser at their fair value, according to procedures approved by the Board of Trustees and such securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment House Growth Fund
Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type, as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$54,943,536	$—	$—	$54,943,536
Money Market Funds	194	—	—	194
Total	$54,943,730	$—	$—	$54,943,730

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of July 31, 2013, the Fund did not have any transfers in and out of any level. There were no Level 2 or Level 3 securities or derivative instruments held in the Fund as of July 31, 2013. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

Share valuation – The net asset value of the Fund’s shares is calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business. The net asset value is calculated by dividing the value of the Fund’s total assets, minus liabilities, by the total number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. There were no distributions to shareholders during the years ended July 31, 2013 and July 31, 2012.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at

The Investment House Growth Fund
Notes to Financial Statements (Continued)

least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of July 31, 2013:

Cost of portfolio investments	$30,494,063
Gross unrealized appreciation	$24,469,624
Gross unrealized depreciation	(19,957)
Net unrealized appreciation	24,449,667
Capital loss carryforwards	(82,187)
Qualified late year losses	(117,566)
Total distributable earnings	$24,249,914

During the year ended July 31, 2013, the Fund utilized capital loss carryforwards of $3,447,656 to offset current year realized gains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after July 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized.

As of July 31, 2013, the Fund had short-term capital loss carryforwards of $82,187 which expire on July 31, 2018. These capital loss carryforwards may be utilized in future years to offset any net realized capital gains prior to distributing such gains to shareholders.

Net qualified late year losses incurred after December 31, 2012 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended July 31, 2013, the Fund intends to defer $117,566 of late year ordinary losses to August 1, 2013 for federal tax purposes.

For the year ended July 31, 2013, the Fund reclassified $232,627 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Investment House Growth Fund
Notes to Financial Statements (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended July 31, 2010 through July 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended July 31, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $4,247,257 and $6,205,941, respectively.

4. Transactions with Affiliates

A Trustee and certain officers of the Trust are affiliated with the Adviser, Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, or Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund’s shares.

Under the terms of a Management Agreement effective October 12, 2012, between the Trust and the Adviser, the Adviser serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment management fee at the annual rate of 1.40% of the Fund’s average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

For the portion of the fiscal year prior to October 12, 2012, under the terms of an Interim Management Agreement between the Trust and the Adviser, the Adviser served as the investment adviser to the Fund. For its services, the Fund paid the Adviser an investment management fee at the annual rate of 1.40% of the Fund’s average daily net assets. The Adviser paid all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

During the year ended July 31, 2013, the Fund incurred extraordinary expenses of $7,363 related to the Board of Trustees’ selection of the Adviser to replace First Western Investment Management, Inc. as the investment adviser to the Fund effective July 1, 2012.

The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

The Investment House Growth Fund
Notes to Financial Statements (Continued)

The Trust and the Adviser have entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser (not the Fund).

The Fund pays each Trustee who is not affiliated with the Adviser $7,500 annually. Trustees who are affiliated with the Adviser do not receive compensation from the Fund.

5. Bank Line of Credit

The Fund has a secured bank line of credit with US Bank NA that provides a maximum borrowing of up to $12,000,000. The line of credit may be used to cover redemptions and/or it may be used by the Adviser for investment purposes. When used for investment purposes, the Fund will be using the investment technique of “leverage.” Please see the Fund’s prospectus for detailed information on the investment strategies and associated risks involved with the use of leverage by the Fund. Borrowings under this arrangement bear interest at a rate per annum equal to the Prime Rate minus 0.25% at the time of borrowing plus an annual fee of $500. The line of credit matures on December 15, 2013. During the year ended July 31, 2013, the Fund incurred $163,820 of interest expense and fees related to borrowings. The average debt outstanding and the average interest rate during the year ended July 31, 2013 were $5,369,402 and 3.00%, respectively. The largest outstanding borrowing during the year ended July 31, 2013 was $7,367,100. As of July 31, 2013, the Fund had outstanding borrowings of $2,907,000. All of the Fund’s securities are pledged as collateral for the Fund’s bank line of credit.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Sector Risk

If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the Information Technology sector, it will be affected by developments affecting the sector. Companies in this sector may be significantly affected by intense competition. In addition, technology products may be subject to rapid obsolescence. As of July 31, 2013, the Fund had 58.2% of the value of its investment securities invested within the Information Technology sector.

The Investment House Growth Fund
Notes to Financial Statements (Continued)

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Investment House Growth Fund
Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of The Investment House Funds
and the Shareholders of The Investment House Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Investment House Growth Fund, a series of shares of The Investment House Funds, as of July 31, 2013, and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Investment House Growth Fund as of July 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
September 24, 2013

The Investment House Growth Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2013 – July 31, 2013).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return before expenses. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the most recent five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

The Investment House Growth Fund
About Your Fund’s Expenses (Unaudited) (Continued)

	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,082.90	$8.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.27	$8.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.72% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-456-9518, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-456-9518, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-888-456-9518. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Investment House Growth Fund
Information Regarding Trustees and Officers
(Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Darrin F. DelConte 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1966	Trustee	Since December 2001
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Darrin F. DelConte is Executive Vice President of Pacific Crane Maintenance Co. (marine maintenance company).	1	None

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Nicholas G. Tonsich 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1961	Trustee	Since December 2001
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nicholas G. Tonsich is Partner in Glaser & Tonsich, LLP (law firm) and President of Ocean Terminal Services, Inc. (equipment maintenance company).	1	None

The Investment House Growth Fund
Information Regarding Trustees and Officers
(Unaudited) (Continued)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each executive officer of the Trust.

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Timothy J. Wahl1 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1965	President and Trustee	Since October 2001
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy J. Wahl is President of The Investment House LLC since May 2012. From May 2009 to April 2012, he was Managing Director and Investment Committee member of First Western Investment Management, Inc. Prior to May 2009, he was President of GKM Advisers, LLC.	1	None

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
David L. Kahn 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1957	Chief Compliance Officer; Secretary	Since September 2004 Since October 2001
Principal Occupations During Past 5 Years		Other Directorships Held by Trustee
David L. Kahn is Chief Compliance Officer of The Investment House LLC since May 2012. From May 2009 to May 2012, he was Senior Vice President of First Western Investment Management, Inc. Prior to May 2009, he was Operations Manager of GKM Advisers, LLC.
N/A

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1957	Vice President	Since December 2001
Principal Occupations During Past 5 Years		Other Directorships Held by Trustee
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.		N/A

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1962	Treasurer	Since December 2001
Principal Occupations During Past 5 Years		Other Directorships Held by Trustee
Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.		N/A

1	Mr. Wahl is an “interested person” of the Trust because he is an owner and officer of the Adviser.

Additional information about members of the Board of Trustees and the executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-456-9518.

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THE INVESTMENT HOUSE FUNDS

Investment Adviser
The Investment House LLC
11150 Santa Monica Boulevard
Suite 850
Los Angeles, California 90025

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246
1.888.456.9518

Legal Counsel
Thompson Hine LLP
312 Walnut Street
Suite 450
Cincinnati, Ohio 45202

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees
Darrin F. DelConte
Nicholas G. Tonsich
Timothy J. Wahl

Officers
Timothy J. Wahl, President
Robert G. Dorsey, Vice President
David L. Kahn, CCO and Secretary
Mark J. Seger, Treasurer

Item 2.   Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.   Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert.  It was the view of the committee that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

Item 4.   Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,500 and $13,500 with respect to the registrant’s fiscal years ended July 31, 2013 and 2012, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended July 31, 2013 and 2012, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended July 31, 2013 and 2012, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.   Audit Committee of Listed Registrants.

Not applicable

Item 6.   Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

 (b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Investment House Funds

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President

Date	September 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President

Date	September 30, 2013

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	September 30, 2013

* Print the name and title of each signing officer under his or her signature.